Merrill Lynch

Merrill Lynch Bank USA (the "Bank")

LOAN MANAGEMENT ACCOUNT® (LMA account®) APPLICATION – BUSINESS

INSTRUCTIONS: Please complete this entire LMA account application ("Application"). Wherever possible, fields have been pre-filled for you. Review all pre-filled fields to ensure accuracy. You may correct any pre-filled information. All blank fields must be completed, and this Application must be signed on the space(s) provided on page 4.

LMA ACCOUNT NUMBER: 6AB-02044

SECTION I of III – APPLICANT INFORMATION

PRIMARY PURPOSE FOR THE LOAN (Please check all that apply):

- ☐ Education Costs
- ☐ Medical Expenses
- ☐ Small Business Loan (loan of $1,000,000 or less)
- ☐ General Liquidity Purposes
- ☐ Tax Payments
- ☐ Business Start-ups or expansions
- ☐ Home Improvements
- ☒ Acquisition of Business
- ☐ Small Farm Loan (loan of $500,000 or less)
- ☐ Luxury Purchases such as an automobile, a boat, jewelry
- ☐ Real Estate Purchases Personal or Commercial
- ☐ Purchase farm equipment

APPLICANT

The Guitammer Company			
Company Name or Trade Name (whichever is applicable)			
6117 Maxtown Road			
Street Address			
Westerville		OH	43082
City	County	State	Zip
Mark Luden	CEO	614-898-9370	31-1292441
Contact Person	Title	Telephone Number	Employer I.D. Number (Tax I.D. Number)

Form LMAAPP
Revised 5/2008

The documents listed below must be provided in order to process your Application.

For-Profit Corporations:

- **If the Maximum Amount** shall equal or exceed $3,000,000.00 and/or collateral consists of more complex security types or options such as stock restricted under Rule 144 or 145, exchange or hedge funds and collars, please also provide:**
  - Complete copy of the articles of incorporation and all amendments thereto, stamped "Filed" by the state of incorporation
  - Complete copy of the bylaws and all amendments thereto

Not-For-Profit Corporations:

- Complete copy of the articles of incorporation and all amendments thereto, stamped "Filed" by the state of incorporation
- Complete copy of the bylaws and all amendments thereto
- Opinion letter from the corporation's legal counsel*
- Officers' & Directors'/Trustees' Certificate

Limited Partnerships:

- **If the Maximum Amount** shall equal or exceed $3,000,000.00 and/or collateral consists of more complex security types or options such as stock restricted under Rule 144 or 145, exchange or hedge funds and collars, please also provide:**
  - Complete copy of the certificate of limited partnership and all amendments thereto, stamped "Filed" by the state of incorporation
  - Complete copy of the fully-executed agreement of limited partnership and all amendments thereto

Limited Liability Companies:

- **If the Maximum Amount** shall equal or exceed $3,000,000.00 and/or collateral consists of more complex security types or options such as stock restricted under Rule 144 or 145, exchange or hedge funds and collars, please also provide:**
  - Complete copy of the certificate of formation and all amendments thereto, which have been stamped "Filed" by the state of incorporation
  - Complete copy of the fully-executed management/operating agreement, and all amendments thereto

Federally Recognized Indian Tribe or Foreign Corporations:

- Please contact the Bank at **1-877-727-7769** for additional requirements.

* All not-for-profit corporations must provide this document to the Bank. The opinion must be rendered by independent legal counsel for the not-for-profit corporation in the form required by the Bank. An opinion from the corporation's in-house counsel **will *not be accepted*.**

** Maximum Amount is the highest amount of credit that may be available under the LMA account on any given date based on the value of the collateral in the Securities Account. If the Maximum Amount does not equal or exceed $3,000,000.00 at the time the LMA account is approved, but becomes equal to or exceeds this amount at any time the LMA account is in effect, the Bank may require the Applicant to provide additional documents to learn more about the Applicant's management and condition.

SHAREHOLDER INFORMATION

Has the majority shareholder(s) had any judgment(s), bankruptcy, or other legal proceedings against him/her/them in the past seven years?	☐ No ☐ Yes ☐ N/A If yes, attach explanation.
Is the majority shareholder or sole proprietor, as the case may be, now an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries?	☐ No ☐ Yes ☐ N/A If yes, attach explanation.
If the Applicant is a legal entity other than an individual (natural person), is the entity controlled by a person who is an employee or officer or member of the board of directors or holder of more than 10% of any class of voting securities of Merrill Lynch & Co., Inc. or any of its subsidiaries? ("Control" means the power to vote 25% or more of any class of voting securities; the ability to control the election of a majority of directors; or the power to exercise a controlling influence over management policies.)	☐ No ☐ Yes ☐ N/A If yes, please identify the employee, officer, director or 10% shareholder and the Merrill Lynch & Co., Inc. companies as to which they serve: ____________________ ____________________

SECTION II of III – TRANSACTION OPTIONS

SECURITY INTEREST

The undersigned hereby designates the below referenced securities account(s) (hereinafter individually and collectively referred to as the "Securities Account"), including any successor accounts maintained at Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") and/or Merrill Lynch Bank & Trust Company FSB ("MLB&TC"), as the Securities Account in which the undersigned is assigning, transferring, granting and conveying to Bank a first priority lien and security interest, together with certain other collateral, in accordance with the Merrill Lynch Loan Management Account Agreement (the "Agreement").

INSTRUCTIONS: The Applicant(s) must designate the Securities Account in this section. If you wish to designate Merrill Lynch Securities Accounts as collateral that are not already stated below, you must designate the Securities Account in this section and initial the addition(s).

Client Initials	Securities Account	Client Initials	Securities Account	Client Initials	Securities Account
TM	1)		6)		11)
KTM	2)		7)		12)
	3)		8)		13)
	4)		9)		14)
	5)		10)		15)

FUNDING INSTRUCTIONS

Bank may accept instructions from Applicant's MLPF&S financial advisor for MLPF&S accounts or MLB&TC trust officer for MLB&TC accounts regarding, without limitation, Advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Applicant.

If an Advance is going to a third-party or an outside institution, Bank cannot accept instructions from the financial advisor or trust officer. A letter of authorization must be signed by the undersigned and forwarded to Bank.

CASH BALANCE TRANSFERS

If the Application is approved, the undersigned hereby authorizes the Bank to transfer all cash or securities maintained in Applicant's LMA account to the Merrill Lynch account stated below. **Note: If an account number is not provided below, all transfers of cash or securities will be directed to any Merrill Lynch account in your name.**

This authorization is to remain in full force and effect until the earlier of (i) the Bank's receipt of a written request from the undersigned (or the co-owner) for termination of this authority, or (ii) all of the obligations under, pursuant to or in connection with the Agreement have been satisfied and the LMA account terminated.

Merrill Lynch Account No.: (the "Account") ___ ___ - ___ ___ ___ ___ ___

RISK DISCLOSURE STATEMENT

Each of the undersigned is aware of the risks involved in a credit facility of this nature, including, without limitation: (i) the risk that the undersigned can lose more funds than are held in the Securities Account; (ii) that Bank can force the sale of securities in the Securities Account; (iii) that Bank can sell the securities in the Securities Account without first contacting the undersigned ; (iv) that the undersigned is not entitled to choose which securities in the Securities Account are liquidated or sold; (v) that Bank can increase its Maintenance Requirement at any time and is not required to provide advance written notice to the undersigned; (vi) that the undersigned is not entitled to an extension of time to satisfy Bank's Maintenance Requirement and Bank is not required to give such an extension; and (vii) there may be adverse tax consequences if securities are sold by Bank. For further information please visit www.sec.gov/investor/tools.shtml.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

SECTION III of III – APPLICANT CERTIFICATION

CERTIFICATION/SIGNATURE

By signing below, the undersigned hereby applies for a LMA account and consents and agrees to all of the terms and conditions of the Merrill Lynch Loan Management Account Agreement (the "Agreement") which is incorporated herein by reference. In the event the LMA account is not approved, the Agreement shall be deemed null and void. The undersigned acknowledges and confirms:

1. **That the undersigned has received, read, and retained a copy of the Agreement and that the undersigned represents and warrants that he/she/they/it have read and understand the Agreement and all related loan documents and hereby makes the representations and warranties set forth in the Agreement as a "Borrower", agrees to be bound by the Agreement as a "Borrower" and agrees to promptly pay any obligations under the Agreement.**
2. **That the undersigned authorizes Bank to accept instructions from Borrower's MLPF&S financial advisor for MLPF&S accounts or the MLB&TC trust officer for MLB&TC accounts regarding, without limitation, Advances, payments, prepayments, journal entries, interest rate periods or debit/credit entries, in which case such instructions will be deemed to have been given or made directly by Borrower, Pledgor or Guarantor, as applicable.**
3. **That the undersigned has read and understands the Risk Disclosure Statement contained in this Application.**
4. **That the undersigned has read and understands the disclosure on the attached schedule that is appropriate for its location and state of organization.**
5. **The undersigned represents that the loan is for business or commercial purposes and not for consumer purposes. The undersigned understands that the LMA account will be an uncommitted revolving line of credit account unless Bank otherwise advises the undersigned.**

All capitalized terms not defined in this Application have the same meaning as in the Agreement.

By signing this Application, the undersigned certifies and agrees that all statements made in this Application are true and correct and made to obtain the LMA account. The undersigned authorizes Bank or any one authorized by Bank to contact the undersigned's employer directly regarding the undersigned's employment and to make any and all inquiries and to obtain such credit and other reports as Bank deems necessary to verify the accuracy of the information in this Application and to determine the unde iness. **Bank may share information about the LMA account and this Application with its affiliate companies, including M Fenner & Smith Incorporated and Merrill Lynch Bank & Trust Company, FSB. The undersigned may direct Bank not to bearing on the undersigned's creditworthiness with its affiliate companies by providing Bank written notice to that effect lication; provided, however, that such notice shall not preclude Bank's sharing with its affiliated companies information rel... transactions or experiences with the undersigned.** If this Application is approved, the undersigned also agrees that Bank, or anyone authorized by Bank, may provide information to others, such as a credit reporting agency, regarding Bank's transactions and experiences with the undersigne ng below, the undersigned directs MLPF&S and/or MLB&TC to execute and deliver all other documents requested by the Bank for the LMA accou knowledges and confirms all of the foregoing.

SIGN & DATE

Signature of Applicant (Authorized Officer or Principal)	Signature of Applicant (Authorized Officer or Principal)
Signature: [signature]	Signature: [signature]
Print Name: Mark Luden	Print Name: Ken McCaw
Title: CEO	Title: Other
Date: 2/26/09	Date: 2-26-09

This Application will not be deemed received by Bank, and Bank will not acknowledge receipt of this Application, until the date on which Bank has received the Application in its offices signed by the Applicant and any Co-Applicant together with, if applicable, applications signed by any Pledgor and Guarantor.

BRANCH OFFICE USE ONLY

By signing below, Merrill Lynch, Pierce, Fenner & Smith Incorporated agrees to the terms and conditions of the Merrill Lynch Loan Management Account Agreement.

Signature: [signature]
Print Name: Michael J. Brakey
Title*: Managing Director

MLB&TC USE ONLY*

By signing below, Merrill Lynch Bank & Trust Company, FSB agrees to the terms and conditions of the Merrill Lynch Loan Management Account Agreement.

Signature: ____________________ Date: ____________________
Print Name: ____________________
Title: ____________________

*To be signed by a MLB&TC representative authorized by the MLB&TC Board of Directors.

SCHEDULE TO LMA ACCOUNT APPLICATION FOR APPLICANTS

ADDITIONAL DISCLOSURES

For entities located in **Missouri** or organized under **Missouri** law: Oral agreements or commitments to loan money, extend credit or to forbear from enforcing repayment of a debt, including promises to extend or renew such debt, are not enforceable. To protect you (borrower(s)) and us (creditor) from misunderstanding or disappointment, any agreements we reach covering such matters are contained in this writing (including the Agreement), which is the complete and exclusive statement of the agreement between us, except as we may later agree in writing to modify it.

For entities located in **Vermont** or organized under **Vermont** law: **Notice to Borrower:** This is a demand loan and so may be collected by the Bank at any time. A new loan mutually agreed upon and subsequently issued may carry a higher or lower rate of interest.